UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 19, 2009

EQUINOX INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-158560	80-0324801
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 South Decatur, #10542

Las Vegas NV 89102

(Address of principal executive offices, including zip code)

(267) 295-7814

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This Current Report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward looking statements can be identified by the use of terms and phrases such as "believe," "plan," "intend," "anticipate," "target," "estimate," "expect," and the like, and/or future-tense or conditional constructions ("will," "may," "could," "should," etc.). Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

ITEM 1.01

Entry into a Material Definitive Agreement.

On August 19, 2009, the Registrant entered into a Share Exchange Agreement (the “Agreement”) with the stockholders of Biostem US Inc. (“Biostem”), a Florida corporation, pursuant to which the Registrant will acquire all of the issued and outstanding shares of Biostem in exchange for a quantity of newly issued common shares of the Registrant. As a result of the proposed transaction, the shareholders of Biostem would acquire control of the Registrant.

Additionally, pursuant to the Agreement, at the closing of the transaction three directors nominated by Biostem would be appointed to the board of directors of the Registrant and the current sole director of the Registrant would resign. The officers of the Registrant would be appointed by the reconstituted board of directors of the Registrant after the closing of the transaction contemplated by the Agreement.

The full text of the Agreement, containing the essential terms of the transaction, is attached to this report as Exhibit 10.1 and incorporated herein by reference. The consideration to be paid by the Registrant to the Biostem shareholders has been determined through arms’ length negotiations between the Registrant and a representative of Biostem.

The transaction is subject to conditions more particularly described in the attached exhibit, including a requirement that the transaction first be approved by the Registrant’s stockholders.

ITEM 9.01

Financial Statements and Exhibits.

(a) Exhibits.

Exhibit No.	Document
10.1	Share Exchange Agreement, dated as of August 19, 2009, by and among Equinox International, Inc. (the Registrant) and certain of the shareholders of Biostem US Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Equinox International, Inc.

By:	/s/ Elena Dannikova
Elena Dannikova President and C.E.O.

Dated: August 20, 2009